UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2016

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	000-49728	87-0617894
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
27-01 Queens Plaza North, Long Island City, NY 11101
(Address of principal executive offices) (Zip Code)

(718) 286-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
4(c))

Item 7.01    Regulation FD Disclosure

On October 12, 2016, JetBlue Airways Corporation issued a press release reporting September 2016 traffic results and including guidance for revenue for available seat miles for the third quarter of 2016.  The press release is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 99.1        Press Release dated October 12, 2016 "JetBlue Airways Reports September Traffic"

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date: October 12, 2016        By:_/s/ Alexander Chatkewitz________
Alexander Chatkewitz
Vice President Controller (principal accounting officer)